Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

Happen Bank, National Association
88 Kearny Street, Suite 600
San Francisco, California 94108

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Happen Bank, National Association (the “Company,” as the engaging party) and the initial investors of the Transaction (as defined below), who are collectively referred to herein as the “Specified Parties” or “you”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of a sample of the collateral assets with respect to the issuance of LENDR 2026-P5 (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes of the collateral assets included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 100 consumer loans originated by the Company (the “Sample Loans”), which the Specified Parties instructed us to select randomly from the Loan Data Tape (as defined below).

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the Loan Data Tape, or any receivables added to the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:
•the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
•the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•the existence of the assets or collateral securing such assets;

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•the rights of any party, including the Specified Parties, the Responsible Party, or the Transaction, to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;
•the value of collateral securing such assets; and
•the compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•the interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•the reasonableness of any of the assumptions provided by the Company; and
•the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire Loan Data Tape based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The procedures performed and results thereof are as follows:
The following definitions were adopted in presenting our procedures and findings:

•The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.
•The phrase “Cut-off Date” refers to August 5, 2026.
•The phrase “Loan Data Tape” refers to a detailed listing of 7,002 loans provided to us (titled “LENDR 2026-P5 AUP Loan Tape”) on August 6, 2026 which the Company has represented as containing loans expected to be included in the Transaction (the “Loan Pool”) and which includes certain attributes related to the Loan Pool as of the Cut-off Date.

Our comparisons with respect to the Sample Loans were made using electronic versions of the Loan File for each Sample Loan (as defined below).

LENDR 2026-P5
August 12, 2026

I. Data, Information, and Documents Provided

The Company provided the following data, information, and documents related to the Sample Loans:

•“Loan File”, which refers to a Loan Contract, Payment Reduction Modification Agreement, Due Date Modification Agreement, Truth in Lending Agreement, Promissory Note, or any other file or collection of documentation in the Company’s systems, which the Company instructed us to use in performing the procedures enumerated below. These files were accessed electronically from August 6, 2026 to August 7, 2026.
•“Servicer System Files”, which refers to various excel documents provided by the Company from their servicing system as of the Cut-off Date, including “Static” and “Position” files containing statistics for loans in the Transaction.

II. Procedures to be Performed

We performed the following agreed-upon procedures on the Sample Loans. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

LENDR 2026-P5
August 12, 2026

A.For each Sample Loan, we compared the following attributes to the document as identified in the “Source” column:

#	Attribute	Source	Additional Note
1	Loan number	Loan File
2	Origination date	Loan File
3	Original principal balance	Loan File
4	Maturity date	Loan File
5	Loan term (months)	Loan File	Calculated as number of recurring payments per Loan File plus 1 final payment
6	Borrower interest rate	Loan File	Compared to within .01%
7	Contractual monthly payment	Loan File	Compared to within $.01 The Company instructed us to use the recurring payment amount in the Loan File when there is both a recurring payment and a final payment.
8	State of residence	Loan File
9	Annual percentage rate	Loan File	Compared to within .01%
10	Current principal balance	Servicer System File	Compared to within $.01
11	FICO score low (at issuance)	Servicer System File
12	FICO score high (at issuance)	Servicer System File
13	Debt to income ratio	Servicer System File
14	Joint debt to income ratio (if applicable)	Servicer System File
15	Reported annual income	Servicer System File
16	Number of inquiries in the past 6 months	Servicer System File
17	Next payment date	Servicer System File

We noted no exceptions in the performance of procedure A.

LENDR 2026-P5
August 12, 2026

B.For each Sample Loan, we observed that the Loan Contract has been electronically signed by the borrower. We make no comment as to the authenticity or validity of the signature.

We noted no exceptions in the performance of procedure B.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes for a sample of the collateral assets with respect to the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i.rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii.acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Washington, D.C.
August 12, 2026

LENDR 2026-P5
August 12, 2026